UNITED  STATES
               SECURITIES  AND  EXCHANGE  COMMISSION

                  WASHINGTON,  DC  20549


                           FORM  8-K

                        CURRENT  REPORT

        PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
           SECURITIES  EXCHANGE  ACT  OF  1934



DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):   AUGUST  17, 1998



               EQCC HOME EQUITY LOAN TRUST 1998-2
               ----------------------------------
    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                    59-3521397
DELAWARE                333-48053                   59-7126186
--------                ---------                   ----------
(STATE OR OTHER         (COMMISSION FILE            (IRS EMPLOYER
JURISDICTION OF         NUMBER)                     IDENTIFICATION NO.)
INCORPORATION


                  EQCC HOME EQUITY LOAN TRUST 1998-2
                       10401 DEERWOOD PARK BLVD.
                     JACKSONVILLE, FLORIDA 32256

             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
             ----------------------------------------

REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904)  987-5000

ITEM  5.               OTHER  EVENTS
                       -------------

   	    THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.

ITEM  7.      FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXIBITS
     ------------------------------------------------------------------

(C)     EXHIBITS

99         TRUSTEE'S  REMITTANCE  REPORT  IN  RESPECT  OF  THE AUGUST 1998
           REMITTANCE  DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1998-2
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:     AUGUST  28,  1998        BY:  \S\JAMES B. DODD
                                         ------------------
                                    NAME:   JAMES B. DODD
                                   	TITLE:  VICE  PRESIDENT  / GENERAL COUNSEL
                                            (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99           TRUSTEE'S REMITTANCE REPORT IN RESPECT OF THE AUGUST 1998
             REMITTANCE DATE.

[TYPE]   EX-99


                                     U.S. BANK NATIONAL ASSOCIATION
                                               AS TRUSTEE

                                          REMITTANCE REPORT FOR

            EQCC  HOME  EQUITY  LOAN  ASSET  BACKED  CERTIFICATES,  SERIES  1998-2
----------------------------------------------------------------------------------

From          JULY  15,  1998

To          AUG.  17,  1998



                                                       TOTAL



(i)           AVAILABLE PAYMENT AMOUNT                                                  11052786.47
              Portions subject to bankrupty                                                       0

(ii)          CLASS A-1F PRINCIPAL BALANCE (Beginning)                                  282009095.7
              CLASS A-2F PRINCIPAL BALANCE (Beginning)                                     22350000
              CLASS A-3F PRINCIPAL BALANCE (Beginning)                                    191650000
              CLASS A-4F PRINCIPAL BALANCE (Beginning)                                     70250000
              CLASS A-5F PRINCIPAL BALANCE (Beginning)                                     69147344
              CLASS A-6F PRINCIPAL BALANCE (Beginning)                                     58600000
              CLASS A-7F PRINCIPAL BALANCE (Beginning)                                     54400000

              POOL PRINCIPAL BALANCE (Beginning)                                        748406439.7

(iii)         MORTGAGES:
              NUMBER OF PRINCIPAL PREPAYMENTS                                                   127
              PRINCIPAL BALANCE OF MORTGAGES PREPAYING                                   5969706.31

(iv)          AMOUNT OF CURTAILMENTS RECEIVED                                             142774.15

(v)           AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
              MONTHLY PAYMENTS RECEIVED                                                   970280.59

(vi)          INTEREST RECEIVED ON MORTGAGES                                             6027183.96

(vii)         AGGREGATE ADVANCES                                                         4427075.14

(viii)    a.  DELINQUENCY INFORMATION (INCLUDES
              BANKRUPTCY & FORECLOSURES & REO):
              MORTGAGE DELINQUENCIES 30-59 DAYS:
              NUMBER                                                                            165
              PRINCIPAL BALANCE                                                          9407306.39
              % OF PRINCIPAL                                                            0.012689887

              MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER                                                                             53
              PRINCIPAL BALANCE                                                          2694933.83
              % OF PRINCIPAL                                                            0.003635303

              MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER                                                                              3
              PRINCIPAL BALANCE                                                           213168.13
              % OF PRINCIPAL                                                     0.000287551

          b.  MORTGAGES IN BANKRUPTCY (TOTAL)
              NUMBER                                                                             31
              PRINCIPAL BALANCE                                                          1101832.39
              % OF PRINCIPAL                                                            0.001486305

              BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above)
              BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
              NUMBER                                                                              0
              PRINCIPAL BALANCE                                                                   0
              % OF PRINCIPAL                                                                      0

              BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER                                                                              2
              PRINCIPAL BALANCE                                                            60544.48
              % OF PRINCIPAL  					                                                 		  8.16708E-05

              BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER                                                                              0
              PRINCIPAL BALANCE                                                                   0
              % OF PRINCIPAL                                          					            	    	     0

          c.  MORTGAGES IN FORECLOSURE (TOTAL):
              NUMBER                                                                              0
              PRINCIPAL BALANCE                                                                   0
              % OF PRINCIPAL                                                					     	    		     0

              FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above)
              FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
              NUMBER                                                                              0
              PRINCIPAL BALANCE                                                                   0
              % OF PRINCIPAL                                           						      	              0

              FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER                                                                              0
              PRINCIPAL BALANCE                                                                   0
              % OF PRINCIPAL                                                   								           0

              FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER                                                                              0
              PRINCIPAL BALANCE                                                                   0
              % OF PRINCIPAL                                                     								         0


          d.  MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii)a. above):
              NUMBER                                                                              0
              PRINCIPAL BALANCE                                                                   0
              % OF PRINCIPAL                                                    							        	  0

          e.  MORTGAGE LOAN LOSSES                                                                0

(ix)          ENDING CLASS A-1F PRINCIPAL BALANCE                                       274926334.7
              ENDING CLASS A-2F PRINCIPAL BALANCE                                          22350000
              ENDING CLASS A-3F PRINCIPAL BALANCE                                         191650000
              ENDING CLASS A-4F PRINCIPAL BALANCE                                          70250000
              ENDING CLASS A-5F PRINCIPAL BALANCE                                          69147344
              ENDING CLASS A-6F PRINCIPAL BALANCE                                          58600000
              ENDING CLASS A-7F PRINCIPAL BALANCE                                          54400000

(x)           WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                               189.0073392
              WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                   0.103046731


(xi)          SERVICING FEES PAID                                                         351816.18
              SERVICING FEES ACCRUED                                                      371167.99

(xii)         SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.

(xiii)        POOL PRINCIPAL BALANCE (ENDING)                                           741323678.7

(xiv)         RESERVED

(xv)          REIMBURSABLE AMOUNTS:
              TO SERVICER                                                                         0
              TO REPRESENTATIVE                                                                   0
              TO DEPOSITORS                                                                       0

(xvi)         NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                                     14628
              NUMBER OF MORTGAGES OUTSTANDING (END)                                           14501

(xvii)        AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS                           6375560.94

(xviii)      SUBORDINATED AMOUNT (REMAINING)                                           79073646.02
              SPREAD ACCOUNT BALANCE( AFTER DISTRIBUTIONS)                              4088480.769
              CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                                          0
              EXCESS SPREAD                                                             2034367.529

(xix)         AGGREGATE MORTGAGE LOAN LOSSES                                                      0

(xx)          TOTAL PRINCIPAL BALANCE OF THREE LARGEST MORTGAGES                          673230.56


                                                        U.S. BANK NATIONAL ASSOCIATION
                                                                  AS TRUSTEE

                                        EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2

            FROM:     JULY  15,  1998
            TO:       AUG.  17,  1998

                                           ORIGINAL           BEGINNING          PRINCIPAL           ENDING         INTEREST
SECURITY      RATE        MATURITY           FACE              BALANCE           REDUCTIONS          BALANCE         PAYABLE
DESCRIPTION

CLASS A-1F  6.235000%  APR. 15, 2008     286,685,000.00     282,009,095.74       7,082,761.05     274,926,334.69  1,465,272.26

CLASS A-2F  6.086000%  OCT. 15, 2008      22,350,000.00      22,350,000.00               0.00      22,350,000.00    113,351.75

CLASS A-3F  6.229000%  MAR. 15, 2013     191,650,000.00     191,650,000.00               0.00     191,650,000.00    994,823.21

CLASS A-4F  6.326000%  JAN. 15, 2022      70,250,000.00      70,250,000.00               0.00      70,250,000.00    370,334.58

CLASS A-5F  6.640000%  JULY 15, 2029      69,147,344.00      69,147,344.00               0.00      69,147,344.00    382,615.30

CLASS A-6F  6.159000%  APR. 15, 2008      58,600,000.00      58,600,000.00               0.00      58,600,000.00    300,764.50

CLASS A-7F  6.325000%  APR. 15, 2008      54,400,000.00      54,400,000.00               0.00      54,400,000.00    286,733.33

CLASS X                JULY 15, 2029               0.00               0.00               0.00               0.00
CLASS R                JULY 15, 2029               0.00               0.00               0.00               0.00
CLASS LR               JULY 15, 2029               0.00               0.00               0.00               0.00

                                      _________________  _________________  _________________  _________________  _____________
                       TOTAL             753,082,344.00     748,406,439.74       7,082,761.05     741,323,678.69  3,913,894.94

                            BALANCE       BALANCE       BALANCE      BALANCE
              CUSIP       PER $1,000     PER $1,000    PER $1,000   PER $1,000


CLASS A-1F  268917EN7    983.68974917  24.70572597   958.98402320  5.11108799

CLASS A-2F  268917EP2  1,000.00000000   0.00000000  1000.00000000  5.07166667

CLASS A-3F  268917EQ0  1,000.00000000   0.00000000  1000.00000000  5.19083333

CLASS A-4F  268917ER8  1,000.00000000   0.00000000  1000.00000000  5.27166667

CLASS A-5F  268917ES6  1,000.00000000   0.00000000  1000.00000000  5.53333333

CLASS A-6F  268917ET4  1,000.00000000   0.00000000  1000.00000000  5.13250000

CLASS A-7F  268917EU1  1,000.00000000   0.00000000  1000.00000000  5.27083333